                                                                    EXHIBIT 10.6

                                    AMENDMENT

         AMENDMENT (this "Amendment") dated as of October 1, 1997 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994, as of October 4, 1995, as of June 28, 1996 and as of October 2, 1996 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                  2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                  3. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Termination Date' shall mean the earlier to occur
of:

                                    (a) September 30, 1998 (or any later date
                  agreed to between the Bank and the Company as specified in
                  Section 2.01(b)); and

                                    (b) the date on which the Commitment shall
                  terminate in accordance with the provisions of this Agreement."

                  4. The Company represents and warrants to the Bank as follows:

                           (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                           (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                           (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not
         (i) violate any provision of the Company's Organization Documents, (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                           (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                           (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                  5. Simultaneously with the execution and delivery of this Amendment, the Company will execute and deliver to the Bank (a) a certificate of the Secretary or an Assistant Secretary of the Company (the "Certificate") which states that attached thereto or set forth therein is a true and correct copy of all action taken by the Company (which action has not been modified, amended or rescinded and is in full force and effect) to authorize the execution, delivery and performance by the Company of this Amendment (including, without limitation, the extension of the Termination Date effected by this Amendment) and the performance of the Amended Credit Agreement and (b) a favorable written opinion of John W. Scheflen, General Counsel of the Company, dated the date of this Amendment and in the form of Annex 1 attached to this Amendment (the "Opinion").

                  6. The amendments of the Credit Agreement set forth in this Amendment are limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed (a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                  7. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                  8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  9. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of October 1, 1997 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank, together with the Certificate and the Opinion.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                       MBNA CORPORATION



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________


                                       THE BANK OF NEW YORK



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________

                                                                         ANNEX 1

                       FORM OF OPINION OF JOHN W. SCHEFLEN

                                 October 1, 1997


The Bank of New York
One Wall Street
New York, New York  10286

Ladies and Gentlemen:

         I am General Counsel for MBNA Corporation (the "Company") and in that capacity have acted as counsel to the Company in connection with the Credit Agreement (the "Credit Agreement") dated as of October 5, 1994, as heretofore amended, between the Company and The Bank of New York (the "Bank") and the Amendment thereto dated as of October 2, 1996 between the Bank and the Company (the "Amendment"; the Credit Agreement as amended by the Amendment is referred to herein as the "Amended Credit Agreement"). This opinion is rendered to the Bank pursuant to Paragraph 5(b) of the Amendment. Capitalized terms used in this opinion without definition have the same meanings as in the Amended Credit Agreement.

         In my capacity as such counsel, I have examined and relied upon such records, documents, certificates, opinions and other matters as are in my judgment necessary or appropriate to enable me to render the opinion expressed herein. Based on the foregoing, I am of the opinion that:

         1. Corporate Existence and Power. The Company and each of its Significant Subsidiaries:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Has the power and authority and all governmental licenses, authorization, consents and approvals to own its assets, carry on its business, execute and deliver the Amendment and execute, deliver, and perform its obligations under the Amended Credit Agreement;

                  (c) Is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                  (d) Is in compliance with all Requirements of Law;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         2. Corporate Authorization; No Contravention. The execution and delivery by the Company of the Amendment and the execution, delivery and performance by the Company of the Amended Credit Agreement have been duly authorized on behalf of the Company by all necessary corporate action, and do not and will not:

                  (a) Contravene the terms of any of the Company's Organization Documents;

                  (b) Conflict with or result in any breach or contravention of, or the creation of any lien under, any document known to me evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect; or

                  (c) Violate any Requirement of Law.

         3. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or validity of or enforcement against, the Company of the Amendment or the Amended Credit Agreement.

         4. Regulated Entities. None of the Company, any Person controlling the Company or any Subsidiary of the Company, is an "Investment Company" within the meaning of the Investment Company Act of 1940.

         I am admitted to the bar of the State of Maryland and express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland and the federal laws of the United States of America.

         The opinion may be relied upon by the Bank and by Participants and Assignees. A copy of this opinion may also be made available to governmental or regulatory authorities. Without my prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                       Very truly yours,



                                       John W. Scheflen
                                       Executive Vice President
                                       General Counsel and Secretary

                                    AMENDMENT

         AMENDMENT (this "Amendment") dated as of March 9, 1998 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994, as of October 4, 1995, as of June 28, 1996, as of October 2, 1996 and as of October 1, 1997 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                  2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                  3. Section 2.01 of the Credit Agreement is hereby amended by deleting "Twenty Five Million Dollars ($25,000,000)" from the sixth to seventh lines thereof and inserting in lieu thereof "Fifty Million Dollars ($50,000,000)".

                  4. The Company represents and warrants to the Bank as follows:

                           (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                           (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                           (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not
         (i) violate any provision of the Company's Organization Documents, (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                           (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                           (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                  5. Simultaneously with the execution and delivery of this Amendment, the Company will execute and deliver to the Bank (a) a certificate of the Secretary or an Assistant Secretary of the Company (the "Certificate") which states that attached thereto or set forth therein is a true and correct copy of all action taken by the Company (which action has not been modified, amended or rescinded and is in full force and effect) to authorize the execution, delivery and performance by the Company of this Amendment (including, without limitation, the extension of the Termination Date effected by this Amendment) and the performance of the Amended Credit Agreement and (b) a favorable written opinion of John W. Scheflen, General Counsel of the Company, dated the date of this Amendment and in the form of Annex 1 attached to this Amendment (the "Opinion").

                  6. The amendment of the Credit Agreement set forth in this Amendment is limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed (a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                  7. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                  8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  9. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of March 9, 1998 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank, together with the Certificate and the Opinion.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                       MBNA CORPORATION



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________


                                       THE BANK OF NEW YORK



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________

                                                                         ANNEX 1

                       FORM OF OPINION OF JOHN W. SCHEFLEN

                                  March 9, 1998


The Bank of New York
One Wall Street
New York, New York  10286

Ladies and Gentlemen:

         I am General Counsel for MBNA Corporation (the "Company") and in that capacity have acted as counsel to the Company in connection with the Credit Agreement (the "Credit Agreement") dated as of October 5, 1994, as heretofore amended, between the Company and The Bank of New York (the "Bank") and the Amendment thereto dated as of March 9, 1998 between the Bank and the Company (the "Amendment"; the Credit Agreement as amended by the Amendment is referred to herein as the "Amended Credit Agreement"). This opinion is rendered to the Bank pursuant to Paragraph 5(b) of the Amendment. Capitalized terms used in this opinion without definition have the same meanings as in the Amended Credit Agreement.

         In my capacity as such counsel, I have examined and relied upon such records, documents, certificates, opinions and other matters as are in my judgment necessary or appropriate to enable me to render the opinion expressed herein. Based on the foregoing, I am of the opinion that:

         1. Corporate Existence and Power. The Company and each of its Significant Subsidiaries:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business, execute and deliver the Amendment and execute, deliver, and perform its obligations under the Amended Credit Agreement;

                  (c) Is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                  (d) Is in compliance with all Requirements of Law;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         2. Corporate Authorization; No Contravention. The execution and delivery by the Company of the Amendment and the execution, delivery and performance by the Company of the Amended Credit Agreement have been duly authorized on behalf of the Company by all necessary corporate action, and do not and will not:

                  (a) Contravene the terms of any of the Company's Organization Documents;

                  (b) Conflict with or result in any breach or contravention of, or the creation of any lien under, any document known to me evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect; or

                  (c) Violate any Requirement of Law.

         3. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or validity of or enforcement against, the Company of the Amendment or the Amended Credit Agreement.

         4. Regulated Entities. None of the Company, any Person controlling the Company or any Subsidiary of the Company, is an "Investment Company" within the meaning of the Investment Company Act of 1940.

         I am admitted to the bar of the State of Maryland and express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland and the federal laws of the United States of America.

         The opinion may be relied upon by the Bank and by Participants and Assignees. A copy of this opinion may also be made available to governmental or regulatory authorities. Without my prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                       Very truly yours,



                                       John W. Scheflen
                                       Executive Vice President
                                       General Counsel and Secretary

                                    AMENDMENT

         AMENDMENT (this "Amendment") dated as of September 29, 1999 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994, as of October 4, 1995, as of June 28, 1996, as of October 2, 1996, as of October 1, 1997, as of March 9, 1998 and as of September 30, 1998 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                  2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                  3. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Applicable Margin' means, for CD Rate Loans, 0.500%
                  and, for Offshore Rate Loans, 0.375%."

                  4. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition immediately after the definition of "Significant Subsidiary" in said Section 1.01:

                           "'Subject Period' means the period from December 15,
                  1999 through and including January 17, 2000."

                  5. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Termination Date' means the earlier to occur of:

                                    (a) September 27, 2000 (or any later date
                  agreed to between the Bank and the Company as specified in
                  Section 2.01(b)); and

                                    (b) the date on which the Commitment shall
                  terminate in accordance with the provisions of this Agreement."

                  6. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions immediately after the definition of "Wholly-Owned Subsidiary" in said Section 1.01:

                           "'Year 2000 Issue' means the failure of computer
                  software, hardware and firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000."

                           "'Year 2000 Problem' means any significant risk that
                  computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  7. Clause (C) of subsection 2.03(a) of the Credit Agreement is hereby amended by inserting "subject to subsection 2.03(a)," immediately before "whether" at the start of said clause (C).

                  8. Clause (D) of subsection 2.03(a) of the Credit Agreement is hereby amended by inserting "if applicable," immediately before "the duration" at the start of said clause (D).

                  9. Subsection 2.03(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) Notwithstanding anything in this Agreement to
                  the contrary, unless the Bank shall otherwise agree, (i) during the existence of a Default or Event of Default, the Company may not elect to have a Loan be made as, or converted into or continued as, an Offshore Rate Loan or a CD Rate Loan, and (ii) during the Subject Period, the Company may not elect to have a Loan be made as, or converted into or continued as, an Offshore Rate Loan or a CD Rate Loan."

                  10. Subsection 2.04(a) of the Credit Agreement is hereby amended by inserting the following immediately before the period at the end of said subsection 2.04(a):

                  "; and provided further that any conversion of Loans into and continuation of Loans as Offshore Rate Loans and CD Rate Loans shall be subject to subsection 2.03(b)"

                  11. Subsection 2.08(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a) Subject to subsection 2.03(b), each Loan shall
                  bear interest on the outstanding principal amount thereof from the date when made to the date it becomes due at a rate per annum equal to the CD Rate for the applicable Interest Period plus the Applicable Margin, the Offshore Rate for the applicable Interest Period plus the Applicable Margin or the Base Rate, as the case may be."

                  12. The first sentence of subsection 2.09(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "The Company shall pay to the Bank a facility fee at a rate per annum of 0.125%, payable quarterly in arrears on the last day of each calendar quarter based upon the Commitment less the aggregate principal amount of Loans outstanding as of the first day of such quarter."

                  13. Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.13 immediately after Section 5.12 of the Credit Agreement:

                           "5.13 Year 2000.

                                    "(a) The Company has reviewed the effect of
                  the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Company or any of its Subsidiaries or used or relied upon in the conduct of the businesses of the Company and its Subsidiaries (including systems and equipment supplied by others or with which such computer systems of the Company or any of its Subsidiaries (or any of them) interface). The costs to the Company and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Company and its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to have a Material Adverse Effect.

                                    "(b) The Company is currently meeting
                  scheduled events with regard to its formulated plan to remediate any problems or issues arising from the Year 2000 Problem."

                  14. The Company represents and warrants to the Bank as follows:

                           (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                           (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                           (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not
         (i) violate any provision of the Company's Organization Documents, (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                           (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                           (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                  15. Simultaneously with the execution and delivery of this Amendment, the Company will execute and deliver to the Bank (a) a certificate of the Secretary or an Assistant Secretary of the Company (the "Certificate") which states that attached thereto or set forth therein is a true and correct copy of all action taken by the Company (which action has not been modified, amended or rescinded and is in full force and effect) to authorize the execution, delivery and performance by the Company of this Amendment (including, without limitation, the extension of the Termination Date effected by this Amendment) and the performance of the Amended Credit Agreement and (b) a favorable written opinion of John W. Scheflen, General Counsel of the Company, dated the date of this Amendment and in the form of Annex 1 attached to this Amendment (the "Opinion").

                  16. The amendments of the Credit Agreement set forth in this Amendment are limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed (a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                  17. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                  18. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  19. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of September 29, 1999 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank, together with the Certificate and the Opinion.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                       MBNA CORPORATION



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________


                                       THE BANK OF NEW YORK



                                       By: ______________________________
                                           Name:  _______________________
                                           Title: _______________________

                                                                         ANNEX 1

                       FORM OF OPINION OF JOHN W. SCHEFLEN

                               September 29, 1999


The Bank of New York
One Wall Street
New York, New York  10286

Ladies and Gentlemen:

         I am General Counsel for MBNA Corporation (the "Company") and in that capacity have acted as counsel to the Company in connection with the Credit Agreement (the "Credit Agreement") dated as of October 5, 1994, as heretofore amended, between the Company and The Bank of New York (the "Bank") and the Amendment thereto dated as of September 29, 1999 between the Bank and the Company (the "Amendment"; the Credit Agreement as amended by the Amendment is referred to herein as the "Amended Credit Agreement"). This opinion is rendered to the Bank pursuant to Paragraph 15(b) of the Amendment. Capitalized terms used in this opinion without definition have the same meanings as in the Amended Credit Agreement.

         In my capacity as such counsel, I have examined and relied upon such records, documents, certificates, opinions and other matters as are in my judgment necessary or appropriate to enable me to render the opinion expressed herein. Based on the foregoing, I am of the opinion that:

         1. Corporate Existence and Power. The Company and each of its Significant Subsidiaries:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) Has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business, execute and deliver the Amendment and execute, deliver, and perform its obligations under the Amended Credit Agreement;

                  (c) Is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                  (d) Is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         2. Corporate Authorization; No Contravention. The execution and delivery by the Company of the Amendment and the execution, delivery and performance by the Company of the Amended Credit Agreement have been duly authorized on behalf of the Company by all necessary corporate action, and do not and will not:

                  (a) Contravene the terms of any of the Company's Organization Documents;

                  (b) Conflict with or result in any breach or contravention of, or the creation of any lien under, any document known to me evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject which, in the aggregate, would be reasonably likely to result in a Material Adverse Effect; or

                  (c) Violate any Requirement of Law.

         3. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or validity of or enforcement against, the Company of the Amendment or the Amended Credit Agreement.

         4. Regulated Entities. None of the Company, any Person controlling the Company or any Subsidiary of the Company, is an "Investment Company" within the meaning of the Investment Company Act of 1940.

         I am admitted to the bar of the State of Maryland and express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland and the federal laws of the United States of America.

         The opinion may be relied upon by the Bank and by Participants and Assignees. A copy of this opinion may also be made available to governmental or regulatory authorities. Without my prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                        Very truly yours,



                                        John W. Scheflen
                                        Executive Vice President
                                        General Counsel and Secretary